UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2024

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	TPX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
Amendments No. 2 and 3 to the Credit Agreement

On October 24, 2024, Tempur Sealy International, Inc. (the "Company"), Tempur-Pedic Management, LLC (the "Additional Borrower") and certain subsidiaries of the Company (the "Subsidiary Guarantors") entered into an Amendment No. 2 ("Amendment No. 2") among several banks and other financial institutions party thereto and Bank of America, N.A., as administrative agent, and an Amendment No. 3 ("Amendment No. 3" and together with Amendment No. 2, the "Amendments") among several banks and other financial institutions party thereto (the "Term B Lenders") and Bank of America, N.A., as administrative agent and Wells Fargo Securities, LLC as lead left arranger, in each case, to the Company's 2023 Credit Agreement dated as of October 10, 2023 (as amended, supplemented or otherwise modified as of the effective date of the Amendments, including by the Amendments, the "Credit Agreement"), among several banks and other financial institutions party thereto and Bank of America, N.A., as administrative agent.

Amendment No. 2 extends the termination date of $605 million of the Company's existing delayed draw term A loan commitments until October 24, 2025, among other changes.

Amendment No. 3 provides for an incremental term B loan in the aggregate principal amount of $1,600 million (the "Term B Loans"). The proceeds of the Term B Loans were funded into escrow on the closing of Amendment No. 3 and will mature on October 24, 2031. The proceeds of the Term B Loans will be used to pay fees and expenses in connection with Amendment No. 3 and may be released upon the closing of the previously disclosed acquisition contemplated by the Agreement and Plan of Merger, dated as of May 9, 2023, by and among the Company, Lima Holdings Corporation, Lima Deal Corporation LLC, Mattress Firm Group Inc. and Steenbok Newco 9 Limited (the "Acquisition"). If the closing of the Acquisition does not occur prior to the first anniversary of the funding date, the Company will be required to repay the Term B Loans.

At the Company's or the Additional Borrower's election, the Term B Loans will bear interest at either (i) a base rate plus an applicable margin, (ii) a "Term Benchmark" rate (a Term SOFR rate as defined in the Credit Agreement) plus an applicable margin or (iii) an "RFR Loan" rate (a Daily Simple SOFR rate as defined in the Credit Agreement) plus an applicable margin. Repayments and prepayments of the Term B Loans may not be reborrowed. The Term B Loans will have similar terms and conditions as the Company's existing term loans under the Credit Agreement, except that the Term B Loans will not have financial maintenance covenants but will benefit from (i) mandatory prepayments with respect to certain cash that constitutes Excess Cash Flow under the Credit Agreement and (ii) additional protections, including a prepayment premium in connection with certain repricing transactions that occur on or prior to the six-month anniversary of the funding date.

Certain of the Company's present and future domestic subsidiaries guarantee the obligations under the Term B Loans. The obligations under the Term B Loans are secured by a pledge of (i) solely for the benefit of the Term B Lenders, the escrow account, the proceeds of the Term B Loans funded into the escrow account and all interest or other income thereof and (ii) substantially all of the assets of the Company, the Additional Borrower and the subsidiary guarantors, subject to certain exceptions and exclusions.

The above descriptions of the Amendments are not complete and are qualified in their entirety by reference to the full text of the Amendments, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Some of the lenders under the Credit Agreement and their affiliates have various relationships with the Company involving the provision of financial services, including other credit facilities with affiliates of the Company, cash management, investment banking, trust and other services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.
On October 25, 2024, the Company issued a press release regarding the Amendments. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.
The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1+
Amendment No. 2 dated as of October 24, 2024 by and among Tempur Sealy International, Inc., as parent borrower, Tempur-Pedic Management, LLC, as additional borrower, the subsidiary guarantors party thereto, each lender party thereto, and Bank of America, N.A., as administrative agent.

10.2+
Amendment No. 3 dated as of October 24, 2024 by and among Tempur Sealy International, Inc., as parent borrower, Tempur-Pedic Management, LLC, as additional borrower, the subsidiary guarantors party thereto, each lender party thereto, Bank of America, N.A., as administrative agent and Wells Fargo Securities, LLC, as lead left arranger.

99.1	Press Release, dated October 25, 2024 entitled "Tempur Sealy Announces Close of $1.6 Billion Term Loan B Facility."
104	Cover page interactive data file (embedded within the Inline XBRL document).

+ Pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and such information is not otherwise disclosed in such exhibit. The Company will supplementally provide a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2024

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer